                                   PROSPECTUS

                                   May 1, 2000


                           JNL(R) VARIABLE FUND V LLC
                 225 West Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund V LLC (Fund).

The interests of the Fund are sold to Jackson National Separate Account V to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following Series:


JNL/First Trust The Dow(SM) Target 10 Series


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


For more detailed information about the Fund and the Series, see the Fund's Statement of Additional Information (SAI) , which is incorporated by reference into this prospectus.

"Dow Jones", "Dow Jones Industrial Average(SM)", "DJIA(SM)", and "The Dow 10(SM)" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series.

DOW JONES DOES NOT:

o    Sponsor,  endorse,  sell or promote the  JNL/First  Trust The Dow Target 10
     Series.
o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target 10 Series.
o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.
o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:
     o THE RESULTS TO BE OBTAINED BY THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES, THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;
     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;
     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;
o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;
o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN FIRST TRUST ADVISORS L.P. AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JNL/FIRST TRUST THE DOW TARGET 10 SERIES OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

 "JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the JNL/First Trust The Dow(SM) Target 10 Series ....................1

         Investment Objective .............................................1

         Principal Investment Strategies ..................................1

         Principal Risks of Investing in The Dow Target 10 Series .........1

         Additional Information About the Principal Investment
         Strategies, Other Investments and Risks of
         The Dow Target 10 Series                                          1

Management of the Fund ....................................................4

         Investment Adviser ...............................................4

         Investment Sub-Adviser ...........................................4

         Portfolio Management .............................................5

Administrative Fee ........................................................5

Investment in Fund Interests ..............................................5

Redemption of Fund Interests ..............................................5

Tax Status ................................................................6

         General ..........................................................6

         Internal Revenue Services Diversification Requirements ...........6

Hypothetical Performance Data for Target Strategy .........................7

Financial Highlights ......................................................9

              ABOUT THE JNL/FIRST TRUST THE DOW(SM) TARGET 10 SERIES

INVESTMENT OBJECTIVE

The investment objective of the JNL/First Trust The Dow(SM) Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES

The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average(SM) (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning July 1, 1999, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.

PRINCIPAL RISKS OF INVESTING IN THE DOW TARGET 10 SERIES

An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

          o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

          o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.


PERFORMANCE. The performance of the Series will vary from year to year. The Series performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Series has not been included because the Series had not commenced operations as of December 31, 1999.


ADDITIONAL  INFORMATION  ABOUT  THE  PRINCIPAL  INVESTMENT   STRATEGIES,   OTHER
INVESTMENTS AND RISKS OF THE DOW TARGET 10 SERIES

The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:

          o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

          o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

          o    the  sub-adviser  will  determine  the  percentage   relationship
               between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow Target 10 Series to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow Target 10 Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by The Dow Target 10 Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for The Dow Target 10 Series. The percentage relationship among the number of securities in The Dow Target 10 Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of The Dow Target 10 Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for The Dow Target 10 Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.


Derivative instruments involve special risks. The Series sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying assets in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


The investment objectives and policies of The Dow Target 10 Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


Certain provisions of the Investment Company Act of 1940 limit the ability of the Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 10 Series may invest up to 10.5% of the Series' total assets in the stock of Securities Related Companies. The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.


DESCRIPTION  OF  INDEX.   The  stocks  included  in  The  Dow  Jones  Industrial
Average(SM) are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow Target 10 Series consists of the common stocks of companies listed on the DJIA. Except as previously described, the publisher of the DJIA has not granted the Fund or the Fund's investment adviser a license to use its index. The Dow Target 10 Series is not designed or intended to result in prices that parallel or correlate with the movements in the DJIA and it is expected that its prices will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the Fund or the Series or in the selection of stocks in the Series.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow Target 10 Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow Target 10 Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.

Jackson National Financial Services, LLC (JNFS), 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNFS is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNFS is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser to JNFS.

JNFS has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNFS monitors the compliance of the sub-adviser with the investment objectives and related policies of The Dow Target 10 Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.


As compensation for its services, JNFS receives a fee from the Series. The fee is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The Dow Target 10 Series. Once the average net assets of the Series exceed specified amounts, the fee is reduced with respect to such excess.


The Dow Target 10 Series is obligated to pay JNFS the following fee:

     ASSETS                                                              FEES

     $0 to $500 million.................................................. .75%
     $500 million to $1 billion.......................................... .70%
     Over $1 billion..................................................... .65%

INVESTMENT SUB-ADVISER


First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for The Dow Target 10 Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. UPDATE AFTER S/H MEETING]

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the Series in that they have the same investment objectives as the Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.


Under the terms of the Sub-Advisory Agreement between First Trust and JNFS, First Trust manages the investment and reinvestment of the assets of The Dow Target 10 Series, subject to the oversight and supervision of JNFS and the Board of Managers of the Fund. First Trust formulates a continuous investment program for the Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNFS and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNFS, stated as an annual percentage of the net assets of The Dow Target 10 Series. The SAI contains a schedule of the management fees JNFS currently is obligated to pay First Trust out of the advisory fee it receives from The Dow Target 10 Series.

PORTFOLIO MANAGEMENT

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, The Dow Target 10 Series pays to JNFS an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNFS provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement,, JNFSis responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, manager fees and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.


                          INVESTMENT IN FUND INTERESTS

Interests in the Fund are currently sold to Jackson National Separate Account V, a separate account of JNL, 5901 Executive Drive, Lansing, Michigan 48911, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.

Interests in the Fund are not available to the general public directly. The Dow Target 10 Series is managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series is not otherwise directly related to any publicly available unit investment trust. Consequently, the investment performance of publicly available unit investment trusts and the Series may differ substantially.

The net asset value per interest of The Dow Target 10 Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account V redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The Fund may suspend the right of redemption only under the following unusual circumstances:

          o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

          o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

          o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

GENERAL

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account V. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account V.

INTERNAL REVENUE SERVICE DIVERSIFICATION REQUIREMENTS

The Series  intend to comply  with the  diversification  requirements  currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account V. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of The Dow Target 10 Series in order to meet these diversification requirements. See the SAI for more specific information.

              HYPOTHETICAL PERFORMANCE DATA FOR THE TARGET STRATEGY


As of the date of this Prospectus, The Dow Target 10 Series has not been in operation for a full fiscal year. However, certain aspects of the investment strategy for The Dow Target 10 Series can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategy used by The Dow Target 10 Series and the actual performance of the DJIA. The table also shows how performance varies from year to year.


The information for the Target Strategy assumes that the Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.


The returns shown below for the Target Strategy does not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategy had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategy shown below.

The returns shown below for the Target Strategy are not a guarantee of future performance and should not be used to predict the expected returns on the Target Strategy. In fact, the hypothetical Target Strategy underperformed its respective index in certain years.

                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

   Year      Target 10       DJIA
              Strategy



1980              27.90%      21.90%
1981               7.46%      -3.61%
1982              27.12%      26.85%
1983              39.07%      25.82%
1984               6.22%       1.29%
1985              29.54%      33.28%
1986              35.63%      27.00%
1987               5.59%       5.66%
1988              24.75%      16.03%
1989              26.97%      32.09%
1990              -7.82%      -0.73%
1991              34.20%      24.19%
1992               7.69%       7.39%
1993              27.08%      16.87%
1994               4.21%       5.03%
1995              36.85%      36.67%
1996              28.35%      28.71%
1997              21.68%      24.82%
1998              10.59%      18.03%
1999               5.06%      27.06%



(1) The Target 10 Strategy for any given period was selected by ranking the dividend yields for each of the stocks as of the close of the prior period and dividing by the stock's market value on the last trading day on the exchange where that stock principally trades in the given period.


(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually, and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 10 Strategy achieved an average annual total return of 19.13%. In addition, over this period, the Strategy achieved a greater average annual total return than that of the DJIA, which was 18.10%. Although the Strategy seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that the Strategy will achieve a better performance.

                              FINANCIAL HIGHLIGHTS


The financial highlights information for the Fund is not included in the prospectus because the Fund had not commenced operations as of December 31, 1999.

                                   PROSPECTUS


                                   May 1, 2000


                           JNL(R) VARIABLE FUND V LLC



You can find more information about the Trust in:

         o The Fund's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 1, 2000, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

         o The Fund's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.


You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund V LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.


You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov), by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.



                                                             File No.: 811-09367